Exhibit 10.7

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN PORTIONS OF THIS AGREEMENT. CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

GOTO SEARCH SERVICES ORDER

Affiliate’s Name: Comet Systems, Inc.	Type of Entity/State: Corporation/Delaware
Street Address: 143 Varick Street	City/State/Zip: New York, NY 10013
Affiliate Contact: Matt Gillis	Email: mattg@cometsystems.com
Telephone/Fax: 212-231-2000 x130/ 212-809-0926	Tax Identification Number: 13-3938540

1.	Term: The earlier of ***.

2.	(a) Effective Date: April 26, 2001

(b) Launch Date: ***

3.	GoTo Services: GoTo Services includes GoTo’s technology and functionality for matching particular keyword requests with an index of certain web site URL’s, for providing the results of that match via the Internet and then enabling users to link to a designated page for the Advertisers which comprise the results of such match, which such Advertisers are ranked according to GoTo’s on-going auction for such keywords. GoTo Services do not include other services and products such as GoTo Shopping Services and GoTo Auction Services, which are provided by entities that are affiliated with GoTo or GoTo contemplated Paid Inclusion Product.

4.	The GoTo Services will be offered on Affiliate’s Offering(s), which, in addition to any offerings Affiliate creates as part of its testing program outlined in Paragraph 2 of the Rider to this Services Order, is either or both of the following, as indicated below:

N/A	Affiliate’s Web Site(s): The pages under all of the top level domain names owned or operated by Affiliate, including but not limited to the following: ______________________ (together with all successor web pages to the foregoing).
Yes	Affiliate’s Application: Affiliate’s Search Cursor application currently marketed under the Smart Cursor’s brand-name. The Search Services will be accessible through a user action via the search the web icon (currently represented by a magnifying glass) in a drop down menu (currently located on top of the browser toolbar). or any legacy or replacement interface that serves the same of a substantially similar purpose, and then clicking on a search term with the Search Cursor, or through selection of the Search Web menu item from Affiliate’s system tray icon and then typing in a search query in the search box, or through a persistent Search Box while in Search Web mode.

5.	GoTo Links: GoTo Links enable a user to access GoTo Services. The included GoTo Links on Affiliate’s Offering are indicated below:

	Type of GoTo Link	Description
N/A	GoTo Search Box	The GoTo search box as provided by GoTo.
Yes	Affiliate Search Box	All of the search boxes on Affiliate’s Offering provided by Affiliate.
N/A	Contextual Links	Words and/or phrases provided by GoTo that are hyperlinked to GoTo Results that appear in a new browser window.

*** CONFIDENTIAL TREATMENT REQUESTED

N/A	HotSpots	Words and/or phrases provided by GoTo that are hyperlinked to GoTo Results.
Yes	Other	Any hyperlink enabled by Affiliate’s Offering which transfers a user to Web search results.

6.	Implementation of GoTo Links:GoTo shall provide the GoTo Search Box, Contextual Links and HotSpots (as indicated), or, for GoTo Links to be created by Affiliate (either the Affiliate Search Box or a GoTo Link described in “Other”), GoTo shall provide the software code and functionality (such as the precise URL) and, if applicable, the GoTo Marks to create those GoTo Links. Affiliate shall enable all users of Affiliate’s Offering(s) to initiate search queries through the GoTo Links and to access the GoTo Services by creating, implementing, and maintaining the GoTo Links in accordance with the specifications (including content, branding, shape, size, color, spacing and placement) as such are agreed upon between Affiliate and GoTo in this Services Order, and otherwise in accordance with this GoTo Services Order. GoTo Links on Affiliate’s Web Site must be located Above the Fold. ***

***

***

After a user initiates a query of the GoTo Services via a GoTo Link, then GoTo shall ***. GoTo Results are as indicated below:

N/A	Paid GoTo Results only, where “Paid GoTo Results” are search results provided by Advertisers of GoTo and do not include supplemental search results.
Yes	All GoTo Results (Paid GoTo Results plus supplemental search results).

7.	GoTo Results Implementation. Upon a user initiating a search query though a GoTo Link on Affiliate’s Offering, the user shall be transferred to a Web page hosted by GoTo (or a mutually agreed upon third party) which shall contain GoTo Results and other search provider results as approved in advance by GoTo and Affiliate. Affiliate’s logo shall be displayed at the top of the search results page.

8.	Licensed Materials: The Licensed Materials are the items licensed by GoTo to Affiliate for purposes of this Services Order, as indicated below.

Yes	Portions of GoTo Links provided by GoTo (i.e. the GoTo Search Box, Contextual Links or HotSpots and the software code, functionality and/or URLs that enable a user of GoTo Links to access the GoTo Services.)
Yes	GoTo Marks displayed on Affiliate’s Offering(s)
No	GoTo Results displayed on Affiliate’s Offering(s)
Yes	GoTo Services

9.	Default Services Provider. ***

10.	Compensation. GoTo shall pay Affiliate the amounts set forth below, excluding ***, within 45 days after the end of the calendar month ***. GoTo shall include a report of the amounts that accrued during the most recent measurement period with each payment. GoTo will retain all revenue derived from the GoTo Links, GoTo Services and GoTo Results, except as specifically set forth on this GoTo Services Order. Payments shall be in U.S. Dollars GoTo has no obligation to make any payment in any period where the total due Affiliate is less than $250; GoTo may hold such payments due Affiliate until the amount due Affiliate hereunder exceeds $250 and will remit such amount upon the next scheduled payment date.

*** CONFIDENTIAL TREATMENT REQUESTED

For each calendar month during the Term, GoTo shall pay Affiliate ***

For purposes of this Section, a “Transfer” occurs each time a user of Affiliate’s Offering(s) clicks on a GoTo Link and accesses the GoTo Services. Transfers are counted at GoTo’s servers. ***

11.	Miscellaneous. Terms not defined herein have the meanings indicated in the attached Terms and Conditions, which, along with all attached exhibits, riders and mock ups, if any, are incorporated into this GoTo Services Order. By signing below, both Affiliate and GoTo accept and agree to this GoTo Services Order, including the attached Terms and Conditions, and all exhibits, riders and mock ups, if any.

Accepted and Agreed:

AFFILIATE	GOTO.COM, INC.

By:	By:

Name:	Name:

Title:	Title:

Name of Entity:

*** CONFIDENTIAL TREATMENT REQUESTED

RIDER TO GOTO SERVICES ORDER

The following additional terms and conditions are included in the attached GoTo Services Order:

1.	Upon material execution of this Service Order, the Agreement dated June 20, 2000 between Affiliate and GoTo is hereby terminated.

2.	***

3.	Affiliate grants to GoTo a limited, non-exclusive, non-assignable, non-transferable, royalty-free license during the term of this Services Order to use and display the Comet Marks on search results pages as specifically authorized or described in the Services Order.

*** CONFIDENTIAL TREATMENT REQUESTED

TERMS AND CONDITIONS OF SERVICES ORDER

1.	ADDITIONAL DEFINITIONS

1.1	Above the Fold means visible on the top of a computer screen without the user scrolling down or to the right or to the left, at a screen resolution of 800 by 600.

1.2	Adjusted Gross Revenue means amounts *** by GoTo for Bidded Clicks ***

1.3	Advertiser means any third party that has signed up to be included in GoTo’s Results for the specific keywords which have been clicked upon, has agreed to GoTo’s advertiser terms and conditions and who has agreed to pay every time a user clicks on the link to such advertiser’s site.

1.4	Affiliate means the entity or person set forth in the first line of the GoTo Services Order as Affiliate.

1.5	Affiliate Marks means (i) any or all of the following, as provided by Affiliate: (A) The mark “Comet Cursor” and “Comet”, in typed form and stylized formats; (B) any words or phrases in which Affiliate has intellectual property rights; (ii) all of the following (X) any word, symbol or device, or any combination thereof, used or intended to be used by Affiliate to identify and distinguish Affiliate’s products or services from the products or services of others, and to indicate the source of such goods and services; and (Y) any updates to the foregoing.

1.6	Bidded Click means *** Bidded Clicks are counted at GoTo’s servers and are determined by GoTo.

1.7	Change of Control means (a) a merger, consolidation or other reorganization to which the entity is a party if the individuals and entities who were stockholders (or partners or members or others that hold an ownership interest) of the party immediately prior to the effective date of the transaction have “beneficial ownership” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of less than *** of the total combined voting power for election of directors (or their equivalent) of the surviving entity following the effective date of the transaction, (b) acquisition by any entity or group of direct or indirect beneficial ownership in the aggregate of securities (or other ownership interests) of the party then issued and outstanding representing *** or more of the total combined voting power of the party, or (c) a sale of all or substantially all of the party’s assets.

1.8	GoTo means GoTo.com, Inc.
1.9	GoTo Marks means (i) any or all of the following, as provided by GoTo: (A) The mark “GoTo.com” and “GoTo”, in typed form and stylized formats; (B) the green circle on a yellow background incorporating the name “GoTo.com” or “GoTo” (the “GoTo Logo”, as may be modified from time to time); (C) any words or phrases in which GoTo has intellectual property rights; (ii) all of the following (X) the format or general image or appearance of the GoTo Results or the Web pages provided by GoTo or produced by any of its technology or services; (Y) any word, symbol or device, or any combination thereof, used or intended to be used by GoTo to identify and distinguish GoTo’s products or services from the products or services of others, and to indicate the source of such goods or services; and (Z) any updates to the foregoing.

2	GRANT OF LICENSE

2.1	License. Subject to the terms and conditions of Services Order, GoTo grants to Affiliate a limited, non-exclusive, non-assignable, non-transferable, non-sub-licensable (unless explicitly provided for under this Services Order), royalty-free license during the term of this Services Order to use and display the Licensed Materials on Affiliate’s Offering(s), as specifically authorized or described in this Services Order.

2.2	Conditions of License. The Licensed Materials must be reproduced and displayed in the size, place, and manner indicated in this Services Order, and only in compliance with GoTo’s Usage Guidelines, attached hereto as Schedule 1, as modified from time to time by GoTo in its reasonable discretion If Affiliate engages in any action that, in GoTo’s sole discretion, reflects poorly on GoTo or otherwise disparages or devalues the GoTo Marks, or GoTo’s reputation or goodwill, GoTo may terminate the Services Order immediately upon notice to Affiliate.

2.3	Ownership of Licensed Materials. Affiliate acknowledges that all right, title and interest in the Licensed Materials is exclusively owned by GoTo and/or its licensors, and that no right other than the limited license granted herein is provided to Affiliate. Affiliate shall not assert copyright, trademark or other intellectual property ownership or other proprietary rights in the Licensed Materials or in any element, derivation, adaptation, variation or name thereof. Affiliate shall not contest the validity of, or GoTo’s ownership of, any of the Licensed Materials. During the term of this Services Order, Affiliate shall not, in any jurisdiction, adopt, use, or register, or apply for registration of, whether as a corporate name, trademark, service mark or other indication of origin, or as a domain name, any GoTo Marks, or any word, symbol or device, or any combination confusingly similar to any of the GoTo Marks.

*** CONFIDENTIAL TREATMENT REQUESTED

2.4	Ownership of Goodwill. Affiliate agrees that its use of the Licensed Materials inures to the benefit of GoTo. All goodwill or reputation in the Licensed Materials automatically vests in GoTo when the Licensed Materials are used by Affiliate pursuant to this Services Order.

2.5	Ownership of GoTo Services. Affiliate acknowledges and agrees that, as between the parties, GoTo owns all right, title and interest in and to the GoTo Services and the GoTo Results, whether or not such items are included in the Licensed Materials.

2.6	Caching Licensed Material. Affiliate shall not cache any GoTo Results or any other Licensed Material.

3	AFFILIATE’S RESPONSIBILITES

3.1	Affiliate’s Offerings: Affiliate agrees that it is solely responsible for the development, maintenance and operation of Affiliate’s Offerings and for all materials and content that appear on Affiliate’s Offerings. Affiliate shall not ***. Affiliate acknowledges and agrees that ***.

4	REPRESENTATIONS AND WARRANTIES

4.1	*** GOTO IS NOT RESPONSIBLE FOR ANY CONTENT PROVIDED BY THIRD PARTIES (INCLUDING ADVERTISERS), OR FOR ANY THIRD PARTY SITES THAT CAN BE LINKED TO FROM THE GOTO RESULTS. GOTO AND ITS LICENSORS MAKE NO OTHER WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR USE, AND NONINFRINGEMNET. ***

4.2	Affiliate Warranties. Affiliate represents and warrants that: (i) it has full power and authority to enter into this Services Order, (ii) the tax identification number set forth on the top of the page 1 to this Services Order is the Affiliate’s correct federal tax identification number, and (iii) the content on Affiliate’s Offerings, or on GoTo Links or the Web site or other location GoTo Results are displayed (except to the extent provided by GoTo) (collectively, “Affiliate Items”), and/or the technology used by Affiliate in connection with Affiliate Items and/or the means by which users access Affiliate Items (a) are owned, validly licensed for use by Affiliate or in the public domain; (b) do not constitute defamation, libel, obscenity; (c) do not violate applicable law or regulations; (d) do not infringe, dilute or otherwise violate any copyright, patent, trademark or other similar intellectual property right, or otherwise violate or breach any duty toward, or rights of any person or entity, including without limitation, rights of any person or entity, including without limitation, rights of privacy and publicity; and (e) do not result in any consumer fraud, product liability, breach of contract to which Affiliate is a party or cause injury to any third party. Affiliate does not warrant *** that performance of Affiliate’s Offerings will be uninterrupted or error-free. ***
5	CONFIDENTIALITY

5.1	Definition. “Confidential Information” means any information disclosed by either party to the other party during the Term (and any renewals terms), either directly or indirectly, in writing, orally or by inspection of tangible objects, which is designated as “Confidential,” “Proprietary” or some similar designation. All of the terms of this Services Order shall be deemed “Confidential.” Information communicated orally will be considered Confidential Information if such information is designated as being Confidential Information at the time of disclosure ***. Confidential Information will not, however, include any information which (i) was publicly known and made generally available in the public domain prior to the time of disclosure by the disclosing party; (ii) becomes publicly known and made generally available after disclosure by the disclosing party to the receiving party through no action or inaction of the receiving party; (iii) is already in the possession of the receiving party at the time of disclosure by the disclosing party; (iv) is obtained by the receiving party from a third party without a breach of such third party’s obligations of confidentiality; or (v) is independently developed by the receiving party without use of or reference to the disclosing party’s Confidential Information.

5.2	Restrictions. The receiving party agrees (i) not to disclose any Confidential Information to any third parties, (ii) not to use any Confidential Information for any purposes except to carry out its rights and responsibilities under this Services Order and (iii) to keep the Confidential Information confidential using the same degree of care the receiving party uses to protect its own confidential information, as long as it uses at least reasonable care. If either party receives a subpoena or other validly issued judicial process requesting, or is required by a government agency (such as the SEC) to disclose, Confidential Information of the other party, then the receiving party shall not disclose such Confidential Information without the prior written approval of the disclosing party and shall notify the disclosing party of such requirement and shall reasonably cooperate to seek confidential treatment or to obtain an appropriate protective order to preserve the confidentiality of the Confidential Information. All obligations under this Section 5.2 survive for 3 years after termination of the Services Order.

*** CONFIDENTIAL TREATMENT REQUESTED

6	INDEMNIFICATION

6.1	GoTo Indemnification. GoTo shall defend and/or settle, and pay damages awarded or costs of settlements entered into pursuant to, any third party claim brought against Affiliate, which ***; provided that Affiliate promptly notifies GoTo in writing of any such claim, promptly tenders the control of the defense and settlement of any such claim to GoTo (at GoTo’s expense and with GoTo’s choice of counsel), and cooperates fully with GoTo (at GoTo’s request and expense) in defending or settling such claim, including but not limited to providing any information or materials necessary for GoTo to perform the foregoing. GoTo will not enter into any settlement or compromise of any such claim that would involve remedies or obligations other than money damages without Affiliate’s prior consent, which shall not be unreasonably withheld or delayed.

6.2	Affiliate Indemnification. Affiliate shall defend and/or settle, and pay damages awarded or costs of settlements entered into pursuant to, any third party claim brought against GoTo, which would constitute a breach of any warranty, representation or covenant made by Affiliate under this Services Order; provided that GoTo promptly notifies Affiliate in writing of any such claim, promptly tenders the control of the defense and settlement of any such claim to Affiliate (at Affiliate’s expense and with Affiliate’s choice of counsel), and cooperates fully with Affiliate (at Affiliate’s request and expense) in defending or settling such claim, including but not limited to providing any information or materials necessary for Affiliate to perform the foregoing. Affiliate will not enter into any settlement or compromise of any such claim that would involve remedies or obligations other than money damages without GoTo’s prior consent, which shall not be unreasonably withheld or delayed.

6.3	Limitation of Liability. *** NEITHER PARTY OR ANY OF ITS LICENSORS WILL BE LIABLE FOR ANY LOST PROFITS OR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, OR FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING DAMAGES FOR LOST DATA, HOWEVER CAUSED AND UNDER ANY THEORY OF LIABLITY, INCLUDING BUT NOT LIMITED TO CONTRACT, PRODUCTS LIABLITY, STRICT LIABILITY AND NEGLIGENCE, AND WHETHER OR NOT SUCH PARTY WAS OR SHOULD HAVE BEEN AWARE OR ADVISED OF THE POSSIBILTY OF SUCH DAMAGE AND (B) ***

6.4	IN NO EVENT WILL GOTO’S LIABILTY ARISING OUT OF THIS SERVICES ORDER EXCEED THE NET AMOUNT PAID OR PAYABLE TO AFFILIATE UNDER THIS SERVICES ORDER DURING THE TWELVE MONTHS PRIOR TO THE DATE THE CAUSE OF ACTION AROSE.

7	TERM

7.1	Term. This Services Order is effective as of the Effective Date and shall continue in force for the Term. Thereafter, this Services Order will renew automatically ***, or until otherwise terminated pursuant to the provisions of this Services Order.
7.2	Termination. If either party breaches any covenant, representation and/or warranty of this Services Order and such breaching party does not cure such breach within *** days of written notice by the non-breaching party of such breach, then the non-breaching party may terminate the Services Order upon written notice to the breaching party after failure to cure within those *** days. *** In addition, either party may suspend performance and/or terminate this Services Order if the other party makes any assignment for the benefit of creditors or has any petition under bankruptcy law filed against it ***

7.3	Effect of Termination or Expiration. Upon the termination of this Services Order for any reason (i) all license rights granted herein shall terminate immediately, and (ii) Affiliate shall immediately cease use of the Licensed Materials, and (iii) Sections 2.3, 2.4, 5, 6, 7.3 and 8 survive.

8	MISCELLANEOUS

8.1	Notice. Any notice required for or permitted by this Services Order shall be in writing and shall be deemed delivered if delivered as indicated: (i) by personal delivery when delivered personally, (ii) by overnight courier upon written verification of receipt, (iii) by telecopy or facsimile transmission when confirmed by telecopier or facsimile transmission report, (iv) by certified or registered mail, return receipt requested, upon verification of receipt; or (v) by the same day, when delivered by email. All notices must be sent to Affiliate at 143 Varick Street, New York, New York 10013, Attn: Director of Legal Affairs or to GoTo at 74 North Pasadena Avenue, Pasadena, California 91103, Attn: Vice President Business Affairs, or to such other address that the receiving party may have provided for the purpose of notice in accordance with this Section.

8.2	Press Release. Neither party may issue any press release or other public statements regarding this Services Order. Notwithstanding the prior sentence, GoTo may in its discretion permit such a press release or pubic statement by Affiliate, but such consent must be by an authorized person of GoTo and must be in writing. The failure to obtain the prior written approval of GoTo shall be deemed a material non-curable breach of this Services Order, whereby GoTo may terminate this Services Order immediately following written notice to Affiliate, and the cure provision of this Services Order shall not apply. Notwithstanding the foregoing, during the Term, GoTo shall have the right to notify its advertisers and potential advertisers of the general nature of this transaction (including GoTo’s estimate of the increase in traffic).

8.3	Mock Ups. *** all GoTo Links and/or all GoTo Results, as appropriate, shall appear substantially similar to such mock ups.

8.4	***

8.5	No Third Party Beneficiaries. All rights and obligations of the parties hereunder are personal to them. This Services Order is not intended to benefit, nor shall it be deemed to give rise to, any rights in any third party.

*** CONFIDENTIAL TREATMENT REQUESTED

8.6	Governing Law. This Services Order will be governed and construed, to the extent applicable, in accordance with United States law, and otherwise, in accordance with California law, without regard to conflict of law principles. ***

8.7	Independent Contractors. The parties are independent contractors. This Services Order shall not be construed to create a joint venture or partnership between the parties. Neither party shall be deemed to be an employee, agent, partner or legal representative of the other for any purpose and neither shall have any right, power or authority to create any obligation or responsibility on behalf of the other.

8.8	Force Majeure. Neither party shall be liable hereunder by reason of any failure or delay in the performance of its obligations (except for the payment of money) on account of strikes, shortages, riots, insurrection, fires, flood, storm, explosions, earthquakes, Internet outages, acts of God, war, governmental action, or any other cause that is beyond the reasonable control of such party.

8.9	Compliance with Law. Each party shall be responsible for compliance with all applicable laws, rules and regulations, if any, related to the performance of its obligations under this Services Order.

8.10	Entire Agreement. This Services Order (including the Services Order, these Terms and Conditions and all exhibits, riders and mock ups attached thereto) constitutes the entire agreement between the parties with respect to the subject matter hereof. This Services Order supersedes, and the terms of this Services Order govern, any other prior or collateral agreements (including without limitation, any warranties) with respect to the subject matter hereof. Any amendments to this Services Order must be in writing and executed by an officer of the parties. Nothing in this Services Order shall impair or affect how GoTo operates its business. GoTo shall be entitled to make any and all changes to its business as it deems appropriate, including but not limited to terminating products (including GoTo Links), without incurring any liability to Affiliate.

8.11	Counterparts. This Services Order may be entered into by each party in separate counterparts and shall constitute one fully executed Services Order upon execution by both Affiliate and GoTo.

8.12	Severability. If any provision of this Services Order is held or made invalid or unenforceable for any reason, such invalidity shall not affect the remainder of this Services Order, and the invalid or unenforceable provisions shall be replaced by a mutually acceptable provision, which being valid, legal and enforceable comes closest to the original intentions of the parties hereto and has like economic effect.
8.13	Waiver. The terms or covenants of this Services Order may be waived only by a written instrument executed by the party waiving compliance. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by either party of the breach of any term or covenant contained in this Services Order, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach or a waiver of the breach of any term or covenant contained in this Services Order.

8.14	Section Headings. The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Services Order.

SCHEDULE 1

GOTO USAGE GUIDELINES

1. Affiliate may use the Licensed Materials solely for the purpose authorized herein by GoTo and only in compliance with the specifications, directions, information and standards supplied by GoTo and modified by GoTo from time to time.

2. Affiliate agrees to comply with any requirements established by GoTo concerning the style, design, display and use of the Licensed Materials; to correctly use the trademark symbol ™or registration symbol ® with every use of the trademarks, service marks and/or tradenames as part of the Licensed Materials as instructed by GoTo; to use the registration symbol ® upon receiving notice from GoTo of registration of any trademarks, service marks and/or tradenames that are part of the Licensed Materials.

3. Affiliate may not alter the Licensed Materials in any manner, or use the Licensed Materials in any manner that may dilute, diminish, or otherwise damage GoTo’s rights and goodwill in any GoTo trademark, tradename and/or service mark that are part of the Licensed Materials.

4. Affiliate may not use the Licensed Materials in any manner that implies sponsorship or endorsement by GoTo of services and products other than those provided by GoTo.

*** CONFIDENTIAL TREATMENT REQUESTED

Amendment Number 1 to GoTo Search Services Order

This Amendment Number 1 (the “Amendment”) amends the GoTo Search Services Order Agreement by and between Comet Systems, Inc., a Delaware corporation (“Affiliate”) and GoTo.com, Inc., a Delaware corporation (“GoTo”) effective April 26, 2001 (the “Agreement”) and is made effective as of December __, 2001 (the “Amendment Effective Date”).

1.	Amendments to Reflect Corporate Name Change. All instances of “GoTo.com, Inc.” in the Agreement are hereby replaced with “Overture Services, Inc.” and all instances of the defined terms “GoTo” or “GoTo.com” in the Agreement are hereby replaced with “Overture”.

2.	Section 1 shall be deleted in its entirety and replaced with the following sentence: Term: The “Term” means the period of time from *** until and including ***.

3.	Section 4 shall be amended by adding the following sentences to the end of the description of “Affiliate’s Application”:

“Affiliate will also transfer users of its Search Cursor to the Overture Services (i) in response to search queries conducted through DNS error pages; (ii) in response to search queries conducted through the URL address bar on Search Cursor users’ internet browsers; and (iii) in response to clicks on “Related Searches” text links that appear in response to queries by Search Cursor users on third party web sites mutually approved by Affiliate and Overture. Additionally, the parties may agree on the addition of other applications or web sites that shall be included in Affiliate’s Offering.”

4.	The first paragraph of Section 6 shall be amended by adding the following sentence at the end of the paragraph:

“Affiliate shall utilize source-identifying “tags”, search URLs or other source feed indicators provided by Overture for each application or web site included in Affiliate’s Offering that enable Overture to identify the specific source of each search performed (i.e., Search Cursor search box, searches conducted on DNS error pages, searches conducted via the “Related Searches” text links, and other applications or web sites that the parties agree to add pursuant to Section 4 above); provided that Overture shall have no obligation to pay Affiliate for any Bidded Clicks generated by searches that do not utilize such tags, search URLs or other source feed indicators.”

5.	The final paragraph of Section 6 and the text box following such paragraph shall be deleted in their entirety and shall be replaced by the following paragraph and text box:

*** CONFIDENTIAL TREATMENT REQUESTED

“After a user initiates a query of the Overture Services via a Overture Link, then Overture shall *** deliver either Overture’s results for that query (the “Overture Results”) or a response that no results are being delivered for that query. Overture Results are as indicated below:”

Yes	Paid Overture Results only, where “Paid Overture Results” are search results provided by Advertisers of Overture and do not include supplemental search results.
N/A	All Overture Results (Paid Overture Results plus supplemental search results)

6.	Section 7 shall be deleted in its entirety and shall be replaced by the following paragraphs:

“Overture Results Implementation. Affiliate shall display Overture Results, if delivered by Overture, in response to each and every search query submitted by end users via Affiliate’s Offering in accordance with the provisions of this Agreement. ***

To the extent Affiliate displays Overture Results on Affiliate’s Offering, Affiliate will ensure that (i) Overture Results appear in the same sequential order as provided by Overture; (ii) Overture Results are displayed together without other content of any kind between each Overture Result; (iii) each Overture Result will *** and (iv) Affiliate will not modify any aspect of such Overture Results (including, but not limited to, the data contained therein). ***

7.	Section 8 shall be amended by deleting the word “Yes” from the box appearing to the left of the box containing the phrase “Overture Services” and replacing it with the word “No”.

8.	Section 9 shall be deleted and replaced in its entirety with the following:
“Exclusivity. ***

9.	Section 10 shall be amended by deleting the second and third paragraphs in their entirety and adding the following paragraph:

“Beginning on the Amendment Effective Date, Overture will pay ***

Overture will pay Affiliate *** for all Bidded Clicks generated on the following two search URLs: (i) ***”

10.	Section 3 of the Terms and Conditions shall be amended by adding the following paragraph as a new subsection:

“3.2 Wrongful Acts: The only users that shall be transferred to Overture Results or a web page containing Overture Results shall be users accessing the Overture Links as set forth in the Services Order. Without limiting anything contained above, Affiliate shall not allow any users to be directed to Overture Results or directed to any web page containing Overture Results by means of any computer or browser functionality or by means of any web page not specified in this Services Order. Affiliate shall not ***

*** CONFIDENTIAL TREATMENT REQUESTED

11.	Section 1.9 of the Terms and Conditions shall be deleted and replaced with the following:

“Overture Marks means (i) any or all of the following, as provided by Overture: (A) The mark “Overture” in typed form and stylized formats; (B) a circular center, surrounded by three concentric circular rings (the “Overture Logo”, as may be modified from time to time); (C) any words or phrases in which Overture has intellectual property rights; (ii) all of the following (X) the format or general image or appearance of the Overture Results or the Web pages provided by Overture or produced by any of its technology or services; (Y) any word, symbol or device, or any combination thereof, used or intended to be used by Overture to identify and distinguish Overture’s products or services from the products or services of others, and to indicate the source goods or services; and (Z) any updates to the foregoing.”

12.	Section 2.3 of the Terms and Conditions shall be amended by adding the following sentence at the end of paragraph:

“Except for the limited license expressly granted herein, nothing in this Services Order shall be construed as Overture granting to Affiliate any right, title or interest in or to the Licensed Materials.”

13.	Except as expressly set forth herein, the terms and conditions of the Agreement are unmodified and remain in full force and effect.

14.	This Amendment may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

15.	In the event of a conflict between any of the terms and conditions of the Agreement and any of the terms and conditions of this Amendment, the terms and conditions of this Amendment shall control.

[Remainder of Page Intentionally Blank]

*** CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to enter into this Amendment, effective as of the Effective Date,

“Overture”	“Affiliate”

Overture Services, Inc.	Comet Systems, Inc.

By:	By:

Name:	Name:

Title:	Title:

*** CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT A

MOCK-UPS OF SEARCH RESULTS PAGES

Mock-Up of Affiliate Search Results Pages and URL Address Bar Search Product

GRAPHIC OMITTED

Related Searches Product

GRAPHIC OMITTED

Error Search Product

GRAPHIC OMITTED

*** CONFIDENTIAL TREATMENT REQUESTED

Amendment Number 2 GoTo Search Services Order

This Amendment Number 2 (the “Amendment”) amends the GoTo Search Services Order Agreement by and between Comet Systems, Inc., a Delaware corporation (“Affiliate”) and GoTo.com, Inc., a Delaware corporation (“GoTo”) effective April 26, 2001, as Amended by that certain Amendment Number 1, effective as of December 1, 2001 (as amended, the “Agreement”) and is made effective as of July 15, 2002 (the “Second Amendment Effective Date”).

1.	Section 1 shall be amended by adding the following sentence: “The parties have agreed to extend the Term until and including ***.”

2.	Section 3 shall be deleted in its entirety and replaced with the following paragraph:

Overture Services: Overture Services includes Overture’s technology and functionality for matching particular keyword requests with an index of certain web site URL’s, for providing the results of that match via the Internet and then enabling users to link to a designated page for the Advertisers which comprise the results of such match.

3.	Section 9 (“Exclusivity”) shall be deleted in its entirety and replaced with the following paragraph:

“Exclusivity. ***

4.	Section 10 shall be amended by deleting the second paragraph (as amended by Amendment Number 1) in its entirety and replacing it with the following paragraph:

Beginning on the Second Amendment Effective Date, Overture will pay ***

5.	Section 6.3 of the Terms and Condition shall be deleted in its entirety and replaced with the following paragraph:

Limitation of Liability. *** NEITHER PARTY OR ANY OF ITS LICENSORS WILL BE LIABLE FOR ANY LOST PROFITS OR COSTS OF PROCEREMENT OF SUBSTITUTE GOODS OR SERVICES, OR FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING DAMAGES FOR LOST DATE, HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY, INCLUDING BUT NOT LIMITED TO CONTRACT, PRODUCTS LIABILITY, STRICT LIABILITY AND NEGLIGENCE, AND WHETHER OR NOT SUCH PARTY WAS OR SHOULD HAVE BEEN AWARE OR ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. IN NO EVENT WILL EITHER PARTY’S LIABILITY ARISING OUT OF THIS SERVICES ORDER EXEED ***.

*** CONFIDENTIAL TREATMENT REQUESTED

6.	Section 6.4 of the Terms and Conditions shall be deleted in its entirety.

7.	Section 7.2 of the Terms and Conditions shall be deleted in its entirety and replaced with the following paragraph (amendments shown in bold italics):

Termination. If either party breaches any covenant, representation and/or warranty of this Services Order and such breaching party does not cure such breach within *** of written notice by the non-breaching party of such breach, then the non-breaching party may terminate the Services Order upon written notice to the breaching party after failure to cure within those *** In addition, either party may suspend performance and/or terminate this Services Order if the other party makes any assignment for the benefit of creditors or has any petition under bankruptcy law field against it***.

8.	Except as expressly set forth herein, the terms and conditions of the Agreement are unmodified and remain in full force and effect.

9.	This Amendment may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

10.	In the event of a conflict between any of the terms and conditions of the Agreement and any of the terms and conditions of this Amendment, the terms and conditions of this Amendment shall control.

[Remainder of Page Intentionally Blank]

*** CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to enter into this Amendment, effective as of the Effective Date.

“Overture”	“Affiliate”

Overture Services, Inc.	Comet Systems, Inc.

By:	By:

Name:	Name:

Title:	Title:

*** CONFIDENTIAL TREATMENT REQUESTED

Amendment Number 3 to Overture Search Services Order

This Amendment Number 3 (the “Amendment”) amends the Overture Search Services Order Agreement by and between Comet Systems, Inc., a Delaware corporation (“Affiliate”) and Overture Services, Inc., a Delaware corporation (“Overture”) effective April 26, 2001, as amended by Amendment Number 1 effective as of December 1, 2001 and Amendment Number 2 effective as of July 15, 2002 (as amended, the “Agreement”) and is made effective as of August 1, 2003 (the “Third Amendment Effective Date”).

1.	The last sentence of Section 1 shall be deleted in its entirely and replaced with the following: “The parties have agreed to extend the Term until and including ***.”

2.	Except as expressly set forth herein, the terms and conditions of the Agreement are unmodified and remain in full force and effect.

3.	This Amendment may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

4.	In the event of a conflict between any of the terms and conditions of the Agreement and any of the terms and conditions of this Amendment, the terms and conditions of this Amendment shall control.

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to enter into this Amendment, effective as of the Third Amendment Effective Date.

“Overture”	“Affiliate”

Overture Services, Inc.	Comet Systems, Inc.

By:	By:

Name:	Name:

Title:	Title:

*** CONFIDENTIAL TREATMENT REQUESTED

Ex. 2- Response off a lander page (user clicks on the term ‘Music Download’) = paid listings + algorithmic backfill

GRAPHIC OMITTED

*** CONFIDENTIAL TREATMENT REQUESTED

Amendment Number 4 to Overture Search Services Order

     This Amendment Number 4 (the “Amendment”) amends the Overture Search Services Order Agreement by and between Comet Systems, Inc., a Delaware corporation (“Affiliate”) and Overture Services, Inc., a Delaware corporation (“Overture,” formerly GoTo.com, Inc.) effective April 26, 2001, as amended by that certain Amendment Number 1, effective as of December 1, 2001, that certain Amendment Number 2, effective as of July 15, 2002 and that certain Amendment Number 3, effective August 1, 2003 (as amended, the “Agreement”) and is made effective as of October 1, 2003 (the “Fourth Amendment Effective Date”).

     In consideration of the mutual covenants contained herein, and for such other good and valuable consideration, the sufficiency of which is acknowledged by the parties hereto, Overture and Affiliate desire to amend the Agreement as follows:

1.	Section 1 shall be deleted in its entirety and replaced with the following:

“1. Term: The Term means the period of time from *** until and including ***.”

2.	The Text box following the last paragraph of Section 6 is deleted in its entirety and replaced with the following text box:

N/A	Paid Overture Results only, where “Paid Overture Results” are search results provided by Advertisers of Overture and do not include Supplemental Search Results or Additional Search Results.
Yes	All Overture Results (Paid Overture Results plus supplemental search results, which may be chosen by Affiliate). “Supplemental Search Results” are search results provided by Overture’s algorithmic search engine *** in response to a search query. “Additional Search Results” are news, picture, video and audio search results provided by Overture’s algorithmic search engine in response to one of these types of search queries.

3.	Section 10 shall be amended by deleting the first sentence of the second paragraph (as amended by Amendment Number 1 and Amendment Number 2) in its entirety and replacing it with the following sentence:

“Beginning on the Fourth Amendment Effective Date, Overture will pay ***

*** CONFIDENTIAL TREATMENT REQUESTED

4.	A new Section 12 shall be added to the Agreement and shall read as follows:

“12. ***. Affiliate shall pay Overture $*** for each one thousand (1,000) Impressions that include *** or ***. “Impressions” mean the display by Affiliate of a Web page that is (a) viewed by a human user and (b) includes an implementation of the Overture Results that complies with the terms of this Services Order.”

5.	A new Section 13 shall be added to the Agreement and shall read as follows:

“13. Additional Services. Overture acknowledges that it shall make available to Affiliate its *** and *** services. For the avoidance of doubt, this Services Order shall govern Overture Services provided to Affiliate in connection with Affiliate’s Application distributed to, and used by, users in Korea; provided that ***”

6.	Section 1.7 of the Terms and Conditions shall be deleted in its entirety and replaced with the following:

“1.7 Change of Control means (a) the consummation of any transaction or series of related transactions pursuant to which any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the party representing *** or more of the total voting power represented by the party’s then outstanding voting securities, (b) the consummation of any transaction or series of related transactions (including any merger, consolidation or reorganization), which results in the holders of the outstanding voting securities of the party immediately prior to such transaction holding less than *** of the voting securities of the surviving entity (or the entity controlling the surviving entity) immediately following such transactions, (c) the consummation of any compulsory share exchange pursuant to which the party’s common stock is converted into cash, securities or property of another entity which is not affiliate of the party or (d) the consummation of the sale, transfer or other conveyance by the party of all or substantially all of the party’s assets.”

7.	Section 1 of the Terms and Conditions shall be amended by adding the following paragraphs as a new subsection 1.10:

“1.10 Related Company means, with respect to any entity, any entity controlling, controlled by or under common control with such entity. For purposes of this definition, “control” means ownership of in excess of 50% of the voting stock of the controlled entity, the right to elect a majority of the members of the board of directors of such entity or ownership of all or substantially all of the consolidated assets of such entity.”

8.	Section 7.2 of the Terms and Conditions shall be amended by adding the following language at the paragraph:

“On or after a Change of Control of Affiliate, ***

9.	Except as expressly set forth herein, the terms and conditions of the Agreement are unmodified and remain in full force and effect.

10.	This Amendment may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

*** CONFIDENTIAL TREATMENT REQUESTED

11.	In the event of a conflict between any of the terms and conditions of the Agreement and any of the terms and conditions of this Amendment, the terms and conditions of this Amendment shall control.

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to enter into this Amendment, effective as of the Fourth Amendment Effective Date.

“Overture”	“Affiliate”

Overture Services, Inc.	Comet Systems, Inc.

By:	By:

Name:	Name:

Title:	Title:

*** CONFIDENTIAL TREATMENT REQUESTED

Amendment Number 5 to Overture Search Services Order

This Amendment Number 5 (the “Amendment”) amends the Overture Search Services Order Agreement by and between Comet Systems, Inc., a Delaware corporation (“Affiliate”) and Overture Services, Inc., a Delaware corporation (“Overture,” formerly GoTo.com, Inc.,) effective April 26, 2001, as amended by that certain Amendment Number 1, effective as of December 1, 2001, that certain Amendment Number 2, effective as of July 15, 2002, that certain Amendment Number 3, effective August 1, 2003, and that certain Amendment Number 4, effective October 1, 2003 (as amended, the “Agreement”), and is made effective as of June 29, 2004 (the “Fifth Amendment Effective Date”).

In consideration of the mutual covenants contained herein, and for such other good and valuable consideration, the sufficiency of which is acknowledged by the parties hereto, Overture and Affiliate desire to amend the Agreement as follows:

1.	Section 1 shall be deleted in its entirety and replaced with the following:

1. Term: The Term means the period of time starting on the *** until and including ***.

2.	Section 4 (as amended by Amendment Number 1) shall be amended by deleting the description of “ Affiliate’s Application” and replacing it with the following:

(a)	Search Cursor Application: “Comet” and “Starware” branded versions of Affiliate’s “Search Cursor” application, which is comprised of various modular software elements containing search functionality (each, a “Search Cursor Element”), and which Affiliate currently distributes on the following Web sites: cometcursor.com, cometzone.com, stareware.com, smileytown.com, supercursors.com and screensavers.com. ***. The Overture Links for each Overture-Enabled Element shall be approved in writing by Overture upon Affiliate’s providing mock-ups of such Overture Links. *** The parties agree to modify the Agreement to include additional terms and conditions that apply specifically to the Korean market or any other international market that the parties may agree to incorporate into this Agreement in the future within *** of the Fifth Amendment Effective Date.

(b)	***

Within 10 days after each calendar quarter, Affiliate shall provide Overture with written notification stating whether Affiliate is in compliance with its obligations under this Section. Twice a year, Overture will be entitled to retain at Overture’s sole expense, a reputable, independent certified public account firm (the “Auditor”) reasonably acceptable to Affiliate solely for the purpose of auditing, at a mutually agreed upon time during normal business hours, those records of Affiliate that are reasonably necessary to determine the Affiliate’s compliance with its obligations under this Section. Such audit shall be conducted in accordance with generally accepted auditing standards, and such Auditor shall execute a non-disclosure agreement with Affiliate and may not disclose any information to Overture or any third parties except to inform Overture as to whether Affiliate is in compliance with this Section. The provisions of Exhibit B, attached hereto to Amendment Number 5, shall apply to each and every Affiliate’s Application which are or may be included in the Affiliate’s Offerings.

3.	Section 1.7 of the Terms and Conditions is hereby amended by adding the following to the end of the “Change of Control” definition:

[delete period]; or (e) ***

*** CONFIDENTIAL TREATMENT REQUESTED

4.	Section 5.1 of the Terms and Conditions shall be deleted in its entirety and replaced with the following:

1.1 Definition. “Confidential Information” means any information disclosed by either party to the other party during the Term, either directly or indirectly, in writing, orally or by inspection of tangible objects, which is designated as “Confidential,” “Proprietary” or some similar designation, or information that a party may reasonably understand to be confidential, including but not limited to any information that either party may make available to the other party in connection with the performance of this Agreement. All of the terms of this Agreement shall be deemed Confidential Information. Information communicated orally will be considered Confidential Information if such information is designated as being Confidential Information at the time of disclosure. Confidential Information will not, however, include any information which (a) was publicly known and made generally available in the public domain prior to the time of disclosure by the disclosing party; party to the receiving party through no action or inaction of the receiving party; (c) was already in the possession of the receiving party at the time of disclosure by the disclosing party to the receiving party, (d) is obtained by the receiving party from a third party, but only if the receiving party received it from a third party who the right to provide such information to the receiving party; or (e) is independently developed by the receiving party without use of or reference to the disclosing party’s Confidential Information.

5.	Section 5.2 of the Terms and Conditions shall be amended by adding the following sentence at the end of the paragraph:

For clarity, any Related Company of Affiliate, including but not limited to FindWhat.com and any of its successors, subsidiaries, or affiliates (except for Affiliate itself), are considered third parties to which Affiliate would be prohibited from disclosing Confidential Information under this Section 5.2, except as follows***. Under no circumstances shall any Confidential Information, including the information described in the prior sentence, be disclosed to any business unit, or any person associated therewith, of FindWhat.com or Related Companies. If Affiliate violates this Section 5 in any way, Overture may, without waiving any other rights or remedies it may have under this Agreement or otherwise by law, terminate this Agreement or any license granted herein upon *** prior written notice, and the cure provisions provided for in Section 7.2 of the Terms and Conditions shall not apply. Notwithstanding the foregoing, Affiliate shall be permitted to disclose to its auditors and securities laws compliance managers any information necessary for Affiliate and its Related Companies to complete their audit and/or securities laws compliance requirements on a “need-to-know” basis and only if such employees and agents are bound by confidentiality obligations no less strict than those set forth in this Section. For clarity, nothing in this Section shall prohibit Overture from disclosing Confidential Information to Related Companies***. Each party will use commercially reasonable efforts to give the other party 20 days prior written notice of its intent to file this Agreement with the SEC or other similar regulatory agency and will use commercially reasonable efforts to consults with the other party for the purpose of incorporating reasonably proposed redactions (i.e., such proposed redactions to comply with laws, rules and regulations interpreting securities and other applicable laws).

6.	A new Section 5.3 shall be added to the Terms and Conditions of the Agreement and shall read as follows:

5.3. Reports and Click Tracking Prohibition. Affiliate’s access to Overture reporting data, *** shall be limited to: (1) the total number of searches made through Affiliate Offerings for the given reporting period, and (2) Gross Revenue, for a given period. Under no circumstances shall Affiliate track or count, or attempt to track or count, the number of user clicks, including but not limited to Bidded Clicks, made in connection with Paid Overture Results delivered through Affiliate’s Applications; if Affiliate does or attempts to do so, Overture may, without waiving any other rights or remedies it may have under this Agreement or otherwise by law, terminate this Agreement or any license granted herein upon *** days prior written notice.

*** CONFIDENTIAL TREATMENT REQUESTED

7.	Section 9 (“Exclusivity”) shall be deleted in its entirety and replaced with the following paragraph:

9. Exclusivity. ***

8.	Section 10 shall be amended by deleting the first sentence of the second paragraph (as amended by Amendment Numbers 1, 2 and 4) in its entirety and replacing it with the following sentence:

Beginning on the Fifth Amendment Effective Date, Overture will pay ***.

9.	A new Section 14 shall be added to the Agreement and shall read as follows:

Yahoo Branding. Overture, at its sole discretion, may at any time during the Term require some or all Affiliate Applications to include branding or trademarks or Yahoo! Inc., pursuant to any usage guidelines or other conditions that Overture may provide in connection therewith.

10.	Section 2.3 of the Terms and Conditions of Services Order (as amended by Amendment Number 1) shall be amended by adding the following to the end of the paragraph:

No other permissions or licenses are intended by this Agreement, nor are any permissions or licenses from Overture or its Related Companies given to other products or services of Affiliate or any other products or services provided by FindWhat.com or any related or affiliated entities, including any Related Companies. More specifically, (1) nothing in this Agreement is intended to allow syndication or sublicensing of any rights granted, (2) nothing in this Agreement shall have any affect, on Overture’s pending litigation with FindWhat.com (Overture Services, Inc. v. FindWhat.com, CD Cal. Civ. No. SACV 03-0685 CJC (EX)) or any other existing or future patent claims between Overture and FindWhat.com, nor shall this Agreement prejudice in any manner any of Overture’s right in such litigations, and (3) nothing herein should be interpreted or implied to extend to any product or service provided by FindWhat.com or any related or affiliated entities including any Related Companies; nor does this Agreement in any way absolve any prior or existing infringement by FindWhat.com or any related or affiliate entities for the manufacture, use, sale, or offer for sale of any other product or services. Notwithstanding the foregoing, nothing in this Agreement shall be construed as an acknowledgement, admission, or agreement by Affiliate or its Related Companies as to the validity or enforceability of any patents or any other intellectual property rights purposed to be owned by Overture.

11.	Section 7.2 of the Terms and Conditions of Service Order (as amended by Amendment Numbers 2 and 4) shall be amended by adding the following to the end of the paragraph:

Termination Based on Revenue Performance. If the average Gross Revenue for a given consecutive three-month period during the Term is ***% less than the average Gross Revenue for the immediately prior consecutive three-month period, Overture may, in its sole discretion, (1) reduce, for each such consecutive three-month period, Affiliate’s share of Gross Revenue under Section 10 to ***% of Gross Revenue, and/or (2) terminate this Agreement upon 15 days prior written notice which termination right may be independently exercisable from the Gross Revenue reduction right stated in subsection (1). For clarity, the cure provisions provided for this Section 7.2 shall not apply to a termination based on the prior sentence. ***

12.	Except as expressly set forth herein, the terms and conditions of the Agreement are unmodified and remain in full force and effect.

*** CONFIDENTIAL TREATMENT REQUESTED

13.	This Amendment may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

14.	In the event of a conflict between any of the terms and conditions of the Agreement and any of the terms and conditions of this Amendment, the terms and conditions of this Amendment shall control.

IN WITNESS WHEREOF, the parties have caused their duly authorized representative to enter into this Amendment, effective as of the Fifth Amendment Effective Date.

“Overture”	“Affiliate”

Overture Services, Inc.	Comet Systems, Inc.

By:	By:

Name:	Name:

Title:	Title:

*** CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT B

A.	Affiliate Representations. Warranties and Covenants. ***

B.	Termination; Affiliate Indemnification. In the event of a breach by Affiliate of any of the representations, warranties and covenants contained in this Exhibit B, Overture may terminate this Agreement upon *** days prior written notice to Affiliate and the cure provisions provided for in Section 7.2 of the Terms and Conditions shall not apply. In addition to and without limitation of Affiliate’s indemnification obligation under Section 6.2 of the Terms and Conditions and pursuant thereto; Affiliate shall indemnify, defend and hold harmless Overture from and against any and all losses, damages, injuries, claims, demands and expenses of whatever kind or nature arising out of or relating to Affiliate’s breach of any of its representations, warranties, covenants or obligations under this Exhibit B. Affiliate’s indemnification obligations hereunder will survive the expiration or termination of this Agreement ***.

C.	Right to Offset. With respect to any non-delinquent money due Affiliate from Overture under this Agreement (“Accounts Payable”), Overture shall have a right of offset for such Accounts Payable in connection with any Affiliate indemnification duties arising under this Exhibit B, limited to the amount of: (1) a final judgment against Overture awarded to a state or federal government authority or as a result of any private action; and (2) any defense costs incurred by Overture on behalf of itself or its Advertisers in connection with any prospective claim for which Affiliate’s indemnification duties are triggered pursuant to this Exhibit B, provided such indemnity claims were undertaken pursuant to the terms set forth in Section 6.2 of the Terms and Conditions. ***

D.	Distribution Consent. Affiliate shall not, without Overture’s prior written consent, (a) distribute an Affiliate’s Application through third party distributors, or (b) bundle an Affiliate’s Application or otherwise include the Affiliate’s Application in distributions with other software applications, functionality, data or services. Where Overture has given consent to distributions of the Affiliate’s Application, such distributions shall comply with the representations, warranties and covenants contained in this Exhibit B and any other requirements that Overture may specify as conditions to its consent. Affiliate shall distribute the Affiliate’s Applications at its sole expense and shall provide hosting in connection with the downloading, installation and updating of the Affiliate’s Applications. ***

E.	Functionality. ***

*** CONFIDENTIAL TREATMENT REQUESTED

Amendment Number 6 to Overture Search Services Order

This Amendment Number 6 (the “Amendment”) amends the Overture Search Services Order Agreement by and between Comet Systems, Inc., a Delaware corporation (“Affiliate”) and Overture Services, Inc., a Delaware corporation (“Overture,” formerly GoTo.com, Inc.) effective April 26, 2001, as amended by that certain Amendment Number 1, effective as of December 1, 2001, that certain Amendment Number 2, effective as of July 15, 2002, that certain Amendment Number 3, effective August 1, 2003, that certain Amendment Number 4, effective October 1, 2003 and that certain Amendment Number 5, effective June 28, 2004 (as amended, the “Agreement”) and is made effective as of November 30, 2004 (the “Sixth Amendment Effective Date”).

In consideration of the mutual covenants contained herein, and for such other good and valuable consideration, the sufficiency, of which is acknowledged by the parties hereto, Overture and Affiliate desire to amend the Agreement as follows:

1.	Affiliate represents and warrants that the download and installation process will ***and an example of such a download and installation process for one of the Search Cursor Applications that includes more than one application is accurately depicted on the mock ups attached as Exhibit 1 hereto.

2.	A new Exhibit 2 regarding Domain Match is added to the Agreement and is attached as Exhibit 2 hereto.

3.	The third row of the table in Section 5 shall be deleted in its entirety and replaced with the following

Yes	Contextual Links	Words and/or phrases provided by Overture that are hyperlinked to a Results Page. A “Results Page” is a Web page on which Overture Results appear.

4.	The definition of Paid Overture Results in the first row of the text box in Section 6 is deleted in its entirety and replaced with the following:

Paid Overture Results only, where “Paid Overture Results” are search results provided by Advertisers of Overture and to the extent available, Local Match Results, and do not include Supplemental Search Results or Additional Search Results. Local Match Results are the Paid Overture Results provided to Publisher by Overture pursuant to this Agreement, which Paid Overture Results contains locally targeted information and other content of Advertiser.

5.	Except as expressly set forth herein, the terms and conditions of the Agreement are unmodified and remain in full force and effect.

*** CONFIDENTIAL TREATMENT REQUESTED

6.	This Amendment may be executed in one more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

7.	In the event of a conflict between any of the terms and conditions of the Agreement and any of the terms and conditions of this Amendment, the terms and conditions of this Amendment shall control.

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to enter into this Amendment, effective as of the Sixth Amendment Effective Date.

“Overture”	“Affiliate”

Overture Services, Inc.	Comet Systems, Inc.

By:	By:

Name:	Name:

Title:	Title:

*** CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 1

DOWNLOAD AND INSTALLATION MOCK UPS

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GRAPHIC OMITTED

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*** CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 2

DOMAIN MATCH

1.	When a user of the Search Cursor Application enters in a browser address bar an incomplete or otherwise improperly formed URL (i.e., an entry that does not follow a format supported by the domain name system, contains misspelled or non-existent top level domain extensions or otherwise cannot be resolved), (each an “Internet Address Bar Query”), Affiliate shall directly transfer all such users to a Landing Page. For the avoidance of doubt, Internet Address Bar Queries do not include properly formed single or multiple word keyword queries (i.e., queries without “www” before the query or a top level domain extension following the query) entered in a browser address bar. “Landing Page” means a Web page returned in response to an Internet Address Bar Query containing (i) an Overture Search Box and (ii) Contextual Links. Affiliate will host the Landing Pages and the Results Pages. Affiliate will not include any content on the Landing Page that is Paid Internet Search or links to Overture Results if such content has not been approved in writing by Overture. The display of a Landing Page shall not (a) disable the browser’s back button, (b) launch a pop-up or pop-under window of any kind, (c) replace the user’s home page without the user’s consent, (d) prompt the user to download or install a file or program or (e) automatically install any program

2.	Mapping Technology. Affiliate will use Overture’s Domain Match technology (or the technology of another entity chosen by Overture) for matching relevant keywords used to create Contextual Links and will direct all Internet Address Bar Queries to Overture.

3.	Excluded Queries. Affiliate agrees that Overture need not provide a response to an Internet Address Bar Query if Affiliate has reason to believe or has been notified that: (a) it does not have the right to use or to associate data or content with that query; (b) the association of data or content on the Landing Page in response to such query (i) violates the trademark (or other related rights), copyright, trade secret, patent or other intellectual property right of any third party or (ii) is libelous, defamatory or obscene; (c) the provision of a response to such query otherwise might create a likely liability for Overture; or (d) the user or originates outside of the US or Canada.

4.	Notice of Third-Party Claims. Affiliate shall promptly notify Overture of any claim made or threatened against it concerning the content of nay Landing Page in connection with an Internet Address Bar Query.

5.	Mock Ups of Domain Match Landing Page and Results Page.

*** CONFIDENTIAL TREATMENT REQUESTED

Example of using DM to drive PM results supplemented by Web Results

GRAPHIC OMITTED

Ex. 1-Error page for ‘www.downlaods.cm’
= Lander page with relevant term suggestions (See next page for results page)

GRAPHIC OMITTED

*** CONFIDENTIAL TREATMENT REQUESTED

          Amendment Number 7 to Overture Search Services Order

This Amendment Number 7 (this “Amendment”) is made as of the 21st of March, 2005 (the “Seventh Amendment Effective Date”), by and among Comet Systems, Inc. (“Affiliate”), Overture Services, Inc. (“Overture”) and Overture Search Services (Ireland) Limited (“OSSIL”) and amends the Overture Search Services Order between Overture and Affiliate entered into as of April 26, 2001, as amended by that certain Amendment Number 1, effective as of December 1, 2001, that certain Amendment Number 2, effective as of July 15, 2002, that certain Amendment Number 3, effective August 1, 2003, that certain Amendment Number 4, effective October 1, 2003, that certain Amendment Number 5, effective June 28, 2004 and that certain Amendment Number 6 effective November 30, 2004 (the “Agreement”).

In consideration of mutual covenants and conditions, the receipt and sufficiency of which are hereby acknowledge, Affiliate, OSSIL and Overture hereby agree as follows:

1.	The Agreement is hereby amended by adding OSSIL as a party to the contract. OSSIL will fulfill the Overture duties as described by the Agreement for the Territory other than the United States. The use of the term “Overture” throughout the Agreement shall include OSSIL with respect to the Territory other than the United States.

2.	The Agreement is hereby amended by adding the following new Section 15 to the Agreement:

15. Territory. This Agreement applies to (i) Affiliate’s Search Cursor Application in the United States and (ii) Japan, Korea, Canada, Australia, New Zealand, China, Brazil, Mexico, Hong Kong and Taiwan to the extent OSSIL serves localized Overture Results in such areas (collectively, the “Territory”). ***

3.	The Agreement is hereby amended by deleting the first paragraph of Section 10 of the Agreement in its entirety and inserting the following:

Provided that Affiliate is not in breach of this Agreement, Overture shall pay to Affiliate the amounts set forth below within forty-five (45) days after the end of the month in which the applicable revenue was earned by Overture; provided, however, Overture will not be in breach for failing to make payment within the stated period for any compensation due Affiliate in connection with the Territory other than the United States, where Affiliate fails to comply with OSSIL invoicing requirement. All payments will be made in U.S. dollars, calculated by Overture using the average exchange rate for the currency in which payment is made by Advertiser, as published by Oanda.com. At any time, Overture shall have the right to change the source used for the average exchange rate to any other nationally recognized source; provided that Overture will use commercially reasonable efforts to notify Affiliate of such change within 30 days. The “average exchange rate” will be the average of the daily exchange rates for the month in which such amounts were recognized. Overture may offset any amounts owed to Affiliate by deducting amounts owed to Overture by Affiliate. With each payment, Overture will include a report that describes the determination of compensation. Except as specifically set forth in this Section 10, Overture will retain all revenues derived from or in connection with this Agreement.

4.	The Agreement is hereby amended by adding the following sentence to the end of the first paragraph of Section 7 of the Agreement:

The Overture Results shall be displayed by Affiliate in the official languages of the country from which the search query originated.

*** CONFIDENTIAL TREATMENT REQUESTED

5.	The Agreement is hereby amended by adding a new subsection 1.11 to Section 1 of the Terms and Conditions to the Agreement as follows:

1.11Overture Entities mean OSSIL, Yahoo! Inc., Overture KK, Overture Services YH, Overture Services (Canada), Inc., Overture Services Australia Pty. Ltd, Overture Services Hong Kong Limited Taiwan Branch.

6.	The Agreement is hereby amended by adding a new subsection (h) to Section 3.2 of the Terms and Conditions to the Agreement as follows:

, ***

7.	The Agreement is hereby amended by deleting the language in all capital letters at the end of Section 4.1 of the Terms and Conditions to the Agreement in its entirety and replacing it with the following:

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, OVERTURE AND TS LICENSORS ARE NOT RESPONSIBLE FOR ANY CONTENT PROVIDED HEREUNDER OR FOR ANY SITES THAT CAN BE LINKED TO OR FROM THE OVERTURE RESULTS OR BY MEANS OF THE OVERTURE LINKS. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, OVERTURE AND ITS LICENSORS MAKE NO WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING WITHOUT LIMITATION WARRANTIES OR CONDITIONS OF MERCHANTABILITY, FITNESS FOR A PARTICULAR USE, AND NONINFRINGEMENT. ***

8.	The Agreement is hereby amended by deleting Section 6.2 of the Terms and Conditions to the Agreement in its entirety and replacing it with the following (added language in italics):

6.2 Affiliate Indemnification. Affiliate shall defend and/or settle, and pay damages awarded or costs of settlements entered into pursuant to, any third party claim brought against Overture and/or an Overture Entity, which would constitute a breach of any warranty, representation or covenant made by Affiliate under this Services Order; provided that Overture and/or the Overture Entity promptly notifies Affiliate in writing of any such claim, promptly tenders the control of the defense and settlement of any such claim to Affiliate (at Affiliate’s expense and with Affiliate’s choice of counsel), and cooperate fully with Affiliate (at Affiliate’s request and expense) in defending or settling such claim, including but not limited to providing any information or materials necessary for Affiliate to perform the foregoing. Affiliate will not enter into any settlement or compromise of any such claim that would involve remedies or obligations other than money damages without Overture and/or Overture Entity’s prior consent, which shall not be unreasonably withheld or delayed.

9.	The Agreement is hereby amended by deleting Section 6.3 of the Terms and Conditions to the Agreement in its entirety and replacing it with the following (added language in italics):

*** TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, NEITHER PARTY OR ANY OF ITS LICENSORS NOR OVERTURE ENITIES WILL BE LIABLE FOR ANY LOST PROFITS OR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, OR FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING DAMAGES FOR LOST DATA, HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY, INCLUDING BUT NOT LIMITED TO CONTRACT, PRODUCTS LIABILITY, STRICT LIABLITY AND NEGLIGENCE, AND WHETHER OR NOT SUCH PARTY WAS OR SHOULD HAVE BEEN AWARE OR ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. IN NO EVENT WILL EITHER PARTY’S LIABILITY, INCLUDING THE LIABILITY OF OVERTURE ENTITIES, ARISING OUT OF THIS SERVICES ORDER EXCEED ***.

*** CONFIDENTIAL TREATMENT REQUESTED

10.	The Agreement is hereby amended by adding the following sentence to the end of Section 8.4 of the Terms and Conditions to the Agreement:

Affiliate shall not assign or transfer in any way the “Comet” and “Starware” branded versions of the Affiliate’s Search Cursor Application described in Section 4(a) of the Agreement to any Affiliated Related Company.

11.	The Agreement shall hereby be amended by deleting the second and third sentences of the second paragraph of Section 10 to the Agreement and replacing them with the following:

For the purposes of this Services Order, “Gross Revenue” shall mean ***

12.	The Agreement is amended to provide that references in the Agreement to “this Agreement” or “the Agreement” (including indirect reference such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed references to the Agreement as amended hereby. All capitalized defined terms used but not defined herein shall have the same meaning as set forth in the Agreement.

13.	Except as expressly set forth herein, the Agreement will remain in full force and effect in accordance with its terms. In the event of a conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall govern.

*** CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, Overture Services, OSSIL and Affiliate have executed this Amendment as of the Seventh Amendment Effective Date.

Comet Systems, Inc.	Overture Services, Inc.,

By:	By:

Name:	Name:

Title:	Title:

Overture Search Services (Ireland) Limited

By:

Name:

Title:

*** CONFIDENTIAL TREATMENT REQUESTED

Amendment Number 8 to Overture Search Services Order

This Amendment Number 8 (this “Amendment”) is made as of the 7th of October, 2005 (the “Eighth Amendment Effective Date”), by and among MIVA Direct, Inc. (formerly, Comet Systems, Inc.) (“Affiliate”), Overture Services, Inc., doing business as Yahoo! Search Marketing (“Overture”) and Overture Search Services (Ireland) Limited (“OSSIL”), and amends the Overture Search Services Order between Overture and Affiliate entered into as of April 26, 2001, as amended by that certain Amendment Number 1, effective as of December 1, 2001, that certain Amendment Number 2, effective as of July 15, 2002, that certain Amendment Number 3, effective August 1, 2003, that certain Amendment Number 4, effective October 1, 2003, that certain Amendment Number 5, effective June 28, 2004, that certain Amendment Number 6 effective November 30, 2004 and that certain Amendment Number 7 effective March 21, 2005 (the “Agreement”).

In consideration of mutual covenants and conditions, the receipt and sufficiency of which are hereby acknowledged, Affiliate, OSSIL and Overture hereby agree as follows:

1.	The column to the left of the Affiliate’s Web Site(s) definition in Section 4 shall be amended to read “Yes”. Weatherstudio.com shall be added to the definition of “Affiliate’s Web Site(s)”.

2.	Subsection (a) of Section 4 of the Agreement shall be amended to read in its entirety as follows:

(a) Search Cursor Application: “Comet”, “Starware” and “weatherstudio” branded versions of Affiliate’s “Search Cursor” application, which is comprised of various modular software elements containing search functionability (each, a “Search Cursor Element”), and which Affiliate currently distributes on the following Web sites: cometcursor.com, cometzone.com, starware.com, smileytown.com, supercursors.com, screensavers.com and weatherstudio.com. Notwithstanding anything to the contrary contained in this Agreement, additional branded versions of the Search Cursor application may be added to this subsection (a) by mutual written agreement of the parties ***. The Overture Links for each Overture-Enabled Element shall be approved in writing by Overture upon Affiliate’s providing mock-ups of such Overture Links. ***

3.	The last sentence of Section 8.4 of the Terms and Conditions to the Agreement is amended to read in its entirety as follows:

*** CONFIDENTIAL TREATMENT REQUESTED

Affiliate shall not assign or transfer in any way to any Affiliate Related Company, (i) the “Comet”, “Starware” or “weatherstudio” branded versions of the Affiliate’s Search Cursor Application described in Section 4(a) of the Agreement or (ii) any other branded version of Affiliate’s Search Cursor Application that is added to this Agreement pursuant to Section 4(a) of the Agreement.

4.	All capitalized defined terms used but not defined herein shall have the same meaning as set forth in the Agreement.

5.	Except as expressly set forth herein, the Agreement will remain in full force and effect in accordance with its terms. In the event of a conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall govern.

IN WITNESS WHEREOF, Overture, OSSIL and Affiliate have executed this Amendment as of the Eighth Amendment Effective Date.

MIVA Direct, Inc.,	Overture Services, Inc., doing business as Yahoo! Search Marketing

By:	By:

Name:	Name:

Title:	Title:

Overture Search Services (Ireland) Limited

By:

Name:

Title:

*** CONFIDENTIAL TREATMENT REQUESTED